UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 700

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On August 24, 2006, Whittier Energy Corporation (“Whittier”) entered into an executive employment agreement with Geoffrey M. Stone, Vice President of Finance and Chief Accounting Officer. The effective date of the executive employment agreement is September 1, 2006.

The executive employment agreement provides for an initial employment term through June 1, 2007. The agreement will renew automatically for a one-year term on June 1, 2007 and on each anniversary thereafter, provided that neither Whittier nor Mr. Stone decline to extend the agreement by advance written notice. The agreement provides for a base salary of $175,000 per year, beginning September 1, 2006. Mr. Stone’s base salary may be increased from time to time at the discretion of the Compensation Committee of Whittier’s board of directors to reflect the executive’s performance and market salary levels.

In the event Mr. Stone is terminated (i) by the Company without cause due to failure of the executive or the Company to meet performance standards established by Whittier’s board of directors, (ii) by the executive with “good reason”, including a material change in the executive’s responsibilities, or (iii) due to a change in control of Whittier, the executive is entitled to receive severance payments consisting of one year’s base salary, accrued but unpaid bonus awards and employee benefits for an additional year after termination, and all stock options granted to Mr. Stone will immediately vest. The executive employment agreement also includes non-competition and non-solicitation provisions that survive the agreement for a period of two years.

Also on August 25, 2006, Whittier granted stock options to purchase 60,000 shares of Whittier’s common stock, par value $.001 per share, to Mr. Stone at an exercise price of $6.90 per share. These grants were made pursuant to the Whittier Energy Corporation 2004 Long Term Incentive Plan (the “Plan”) and vest ratably over a period of three years, with the first 20,000 options vesting on August 25, 2007. The current Plan was filed with the Securities and Exchange Commission on September 7, 2005 as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A. The current form of the Stock Option Award Agreement is attached as Exhibit 10.1 to Whittier’s current report on Form 8-K, filed with the U.S. Securities and Exchange Commission on November 9, 2005.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  The information set forth in Item 1.01 above is incorporated by reference into this Item 5.02.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated effective September 1, 2006 by and between Whittier Energy Corporation and Geoffrey M. Stone.

10.2

Form of Stock Option Award Agreement under the Whittier Energy Corporation 2004 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 of Whittier’s current report on Form 8-K filed November 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: August 30, 2006	By:	/s/ Geoffrey M. Stone
Geoffrey M. Stone
Vice President of Finance and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement dated effective September 1, 2006 by and between Whittier Energy Corporation and Geoffrey M. Stone.

10.2

Form of Stock Option Award Agreement under the Whittier Energy Corporation 2004 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 of Whittier’s current report on Form 8-K filed November 9, 2005.